A Premium Brand Built Over 176 Years Investor Presentation August 2018 Exhibit 99.1

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’ actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A Premium Brand Built Over 176 years Leading market position in one of the best commercial banking markets in the U.S. Customer centric approach to banking Diversified portfolio of products & services Relationship profitability focus Consistent and sustainable earnings growth Exceptional risk management & asset quality Consistent cash return of capital to shareholders Unwavering commitment to building a strong banking franchise for the long-term

Founded in 1842, People’s United is a premier, community-based regional bank with leading positions across the large and attractive banking markets of the northeastern United States Expertise in Consumer, Business, Commercial Banking, Wealth Management, and Insurance Solutions Assets Loans Deposits Branches Market Capitalization $44.6 Billion $32.5 Billion Dividend Yield $32.5 Billion Approx. 400 $6.3 Billion 3.8% *Financial / branch data as of June 30, 2018. Market capitalization and dividend yield as of July 27, 2018 Corporate Overview

Seasoned Leadership Team

Collectively over 300 years of banking experience

Name	Position	Years in Banking	Professional Experience
Jack Barnes	Chairman & Chief Executive Officer	30+	People's United Bank (SEVP, CAO), Chittenden, FDIC
Dave Berey	EVP, Chief Credit Officer	30+	People's United Bank, First Constitution Bank, Bank of Boston CT
Galan Daukas	SEVP, Wealth Management	30+	People's United Bank, Washington Trust, The Managers Funds, Harbor Capital Management
Mark Herron	EVP, Chief Marketing Officer	30+	People's United Bank, BB&T
Sara Longobardi	SEVP, Retail Banking	30+	People's United Bank
Dave Norton	SEVP, Chief Human Resources Officer	5+	People's United Bank, New York Times, Starwood, PepsiCo
Lee Powlus	SEVP, Chief Administrative Officer	25+	People's United Bank, Chittenden, Alltel
Daniel Roberts	EVP, Chief Risk Officer	30+	People's United Bank, Citigroup
David Rosato	SEVP, Chief Financial Officer	30+	People's United Bank, Webster, M&T
Jeff Tengel	President	30+	People's United Bank, PNC, National City
Bob Trautmann	SEVP, General Counsel	20+	People's United Bank, Tyler Cooper & Alcorn
Kirk Walters	SEVP, Corporate Development & Strategic Planning, Director	30+	People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial

People's United Financial, Inc.
4

Thoughtful Geographic Expansion

Acquisitions expanded and then further deepened People's United presence beyond Connecticut into the New York Metro area and New England, particularly Greater Boston

Acquisitions

2008

Chittenden
which comprised:

Chittenden Bank
Burlington, VT

Ocean Bank
Portsmouth, NH

Maine Bank & Trust
Portland, ME

Merrill Bank
Bangor, ME

Flagship Bank
Worcester, MA

Bank of West. Mass.
Springfield, MA

2010

Financial Federal
New York, NY
(Equipment Finance)

Butler Bank
Lowell, MA

RiverBank
North Andover, MA

Bank of Smithtown
Smithtown, NY

2011

Danversbank
Danvers, MA

2012

57 branches from Citizens in the New York Metro area

Including 53 branches in Stop & Shop supermarkets

Since 1995, People's United has had an exclusive relationship with Stop & Shop to operate branches in Connecticut stores

2017

Suffolk Bancorp
Riverhead, NY

LEAF

LEAF Commercial Capital
Philadelphia, PA
(Equipment Finance)

2018

First Connecticut Bancorp
Farmington, CT
Announced agreement to acquire - June 19, 2018

VLC

Vend Lease Company
Baltimore, MD
(Equipment Finance)

People's United Financial, Inc.

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Successful In-Store Branch Strategy

In-store locations are open 37% more hours per week, but are approximately 30% less expensive to operate

- Operate 148 in-store branches at Stop & Shop grocery stores in CT & NY
- Leverage People's United brand with the ~3.3 million shoppers who visit CT & NY Stop & Shop locations each week
- Offer same products and services as a traditional branch
- Utilize hub and spoke strategy
  - In-store locations situated near a traditional branch
  - Customers often use both in-store and traditional locations
- Open 56 hours per week versus 41 hours for a traditional branch eople's United Bank
People's United Bank
Inwood, New York – (Long Island)


In-Store Branches
Traditional Branches
(Last 12 months through June 30, 2018)
45%
55%
Consumer Checking Accounts Opened
51%
49%
Savings Accounts Opened
61%
39%
Business Checking Accounts Opened
72%
28%
Home Equity Loans Originations
72%
28%
Investment Sales
76%
24%
Mortgage Loan Originations
85%
15%
Business Banking Loan Originations

Note: statistics represent Connecticut and New York branches only

People's United Financial, Inc.

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Long-term relationships with customers; average tenure of our top 25 relationships is ~16 years Local decision making; customers relationships are with local management Single point of contact with customers; break down silos to present a full range of solutions comparable to that of larger banks Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Broad distribution: ~400 branches across six states, ~600 ATMs, online and mobile banking Call center operations locally located in Bridgeport, CT and Burlington, VT Long History of Relationship Management Since 2009 Greenwich Associates* has granted People’s United 42 awards for Excellence in Middle Market and Small Business Banking *Greenwich Associates is the leading provider of local market intelligence and advisory services for the banking industry. Our ability to build deep, multi-product relationships not only satisfies the needs of customers, but also improves the Company’s profitability

c Diversified Loan Portfolio by Product CAGR: 8% Commercial Real Estate $10.8 / 33% Equipment Financing $4.1 / 13% Residential Mortgage $6.9 / 21% Commercial & Industrial $8.8 / 27% Home Equity & Other Consumer $1.9 / 6% Successful geographic expansion, organic growth, opportunistic acquisitions, investment in talent and new business initiatives have driven growth ($ in billions, end of period loan balances) Commercial: $23.7 / 73% Retail: $ 8.8 / 27% Note: Acquisitions of Suffolk Bancorp & LEAF Commercial Capital & closed in 2017

c Home Equity Loans 12% Other 2% Packaging 3% Manufacturing 5% Wholesale Trade 5% Hospitality & Entertainment 6% Health Services 4% Other 6% Transportation/ Utility 3% (At June 30, 2018, end of period balances) Residential (Multi-Family) 34% Retail 27% Office Buildings 20% Other 4% Health Care 4% Industrial / Manufacturing 5% Finance & Insurance 17% Service 17% Manufacturing 15% Wholesale Trade 14% Retail Trade 8% Transportation / Utility 28% Construction 12% Rental & Leasing 13% Service 12% Real Estate 9% Diversified Loan Portfolio by Product Commercial Real Estate: $10.8 billion Commercial & Industrial: $8.8 billion Equipment Financing: $4.1 billion Residential Mortgage: $6.9 billion Home Equity & Other Consumer: $1.9 billion Health Services 9% Other 8% Originated weighted average FICO score – 2018 YTD Residential mortgage: 757 Home equity: 766 Originated weighted average LTV – 2018 YTD Residential mortgage: 71% Home equity: 60% 63% of home equity originations during past 3 years in first lien position Fixed Rate 14% Adjustable Rate 86% Commercial Retail Home Equity Lines of Credit 86% Printing 5% Waste Management 5% Retail Trade 2%

c Leveraging investments in the New York Metro and Greater Boston areas, while also strengthening multi-product relationships across heritage markets and growing national businesses Total Loan Portfolio: $21.7 Billion December 31, 2012 Total Loan Portfolio: $32.5 Billion June 30, 2018 New York / Massachusetts $6.9 Billion / 31% New York / Massachusetts $12.7 Billion / 39% Connecticut $6.6 / 31% New York $2.9 / 13% Other $3.6 / 17% Massachusetts $4.0 / 18% Vermont $1.8 / 8% New Hampshire $1.3 / 6% New Jersey $0.6 / 3% Maine $0.9 / 4% Connecticut $7.6B / 23% New York $7.0B / 21% Massachusetts $5.7B / 18% Vermont $1.8B / 6% New Jersey $1.8B / 6% New Hampshire $1.4B / 4% CAGR: 12% Maine $0.9B / 3% Other $6.3B / 19% Diversified Loan Portfolio by Geography

c 0.18% PBCT Median, excluding PBCT = 0.90% Source: SNL Financial Sustained Exceptional Asset Quality Our conservative and well-defined underwriting approach will not be sacrificed to achieve growth as maintaining exceptional asset quality is an important lever in building long-term value Asset quality is owned by all levels of the franchise Average Annual Net Charge-Offs / Average Loans Peer Group 10-Year Comparison (2008-2017)

High Quality Securities Portfolio

Securities portfolio as a percentage of total assets remains low relative to peers

($ in billions, end of period balances)



$4.7
$5.0
$5.0
$6.4
$6.7
$7.0
$7.3
2012
2013
2014
2015
2016
2017
Jun. 30, 2018

% of Assets	2012	2013	2014	2015	2016	2017	Jun. 30, 2018
% of Assets	15.4%	15.2%	13.9%	16.6%	16.6%	15.8%	16.4%



FHLB, Federal Reserve Bank Stock & Other $0.2 / 3%
Bonds, Notes & Debentures $0.7 / 10%
Agency MBS - AFS $2.7 / 37%
Agency MBS - HTM $1.5 / 20%
Municipal - HTM $2.2 / 30%

Agency MBS comprised of 10-year & 15-year pass-throughs and 6-year CMBS constitutes 56% of the portfolio

Municipal bond portfolio has an underlying weighted credit rating above AA

Note: Duration of the securities portfolio is ~5.0 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value

People's United Financial, Inc.

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c Emphasizing Deposit Gathering Across the Franchise CAGR: 8% Strong deposit market positions across our footprint and significant growth opportunities in New York Metro and Massachusetts ($ in billions, end of period deposit balances) Leading Deposit Market Shares1 #4 in New England #3 in Connecticut (#1 in Fairfield County) (#2 in Connecticut – Pro Forma PBCT/FBNK)2 #1 in Vermont #4 in New Hampshire Connecticut $17.3B / 53% New York $5.2B / 16% Massachusetts $3.8B / 12% Vermont $3.1B / 10% New Hampshire $1.7B / 5% Maine $1.4B / 4% 41bps 1Source: SNL Financial; FDIC data as of June 30, 2017; excludes trust institutions; excludes non-retail branches. 2June 19, 2018: announced agreement to acquire First Connecticut Bancorp (FBNK). 34bps 35bps 33bps 37bps 43bps Note: Acquisition of Suffolk Bancorp closed in 2017 54bps (YTD) Average Deposit Costs

Net interest income in 2017 & 2018 benefited from higher yields on new business and the upward repricing of floating rate loans, while loan growth outweighed net interest margin compression in prior years Focusing on Revenue Growth: Net-Interest Income CAGR: 3% (ex. Accretion: 8%) $929 $889 $912 $932 $972 $1,100 ($ in million) Net-Interest Income (ex. Accretion) Accretion 2.98% 2.88% 3.09% 3.31% 3.86% Net Interest Margin 2.80% 2.90% 3.07% $524 $597 Note: Acquisitions of Suffolk Bancorp & LEAF Commercial Capital & closed in 2017

c Strengthened non-interest income organically and via acquisition despite industry-wide headwinds related to bank service charges Focusing on Revenue Growth: Non-Interest Income CAGR: 3% (ex. Bank Service Charges: 5%) ($ in million) Aspire for 30% of total revenues to be derived from non-interest income Bank Service Charges $48 / 26% Operating Lease Income: $22/ 12% Other: $17 / 9% 2018 YTD $320 $342 $330 $343 $343 $363 Non-Interest Income1 1Excludes: Security losses of $10 million in FY 2017 incurred as a tax planning strategy in response to tax reform and deemed non-operating given their non-recurring nature. One-time gains of $9 million in 2015 (payroll services sale) and $21 million in 2014 (merchant services joint venture). Investment Management Fees: $35 / 19% Commercial Banking Lending Fees: $20/ 11% Insurance: $18 / 10% Cash Management: $14 / 8% Brokerage Commissions: $6 / 3% Customer Int. Rate Swaps: $5/ 2% Non-Interest Income (ex. Bank Service Charges) Bank Service Charges $185 $176

c Enhancing Wealth Management Business Acquired November 2016 New York City-based investment management firm with over two decades of experience creating innovative solutions for clients. Manages assets using a quantitative Multi-Factor® approach, which structures portfolios to overweight the factors that leading-edge academic research has identified as having the potential to deliver enhanced returns. CAGR: 13% Discretionary Assets Under Management ($ in billions, end of period deposit balances) Some of the country’s most attractive demographic markets for potential Wealth clients are within People’s United footprint Full Range of Wealth Services & Solutions Financial planning Trust & estate solutions Investment management Private banking Self-directed investing Retirement plan services Institutional trust services

c ($ in millions) Deeply Ingrained Culture of Controlling Costs Thoughtfully managing expenses while continuing to make strategic investments in revenue producing initiatives and cover heightened regulatory compliance costs Note: Closed acquisitions of Suffolk Bancorp & LEAF Commercial Capital in 2017 CAGR: 2% Continued emphasis on improving operating leverage has steadily lowered the efficiency ratio Compensation & Benefits: $276 / 56% Occupancy & Equipment: $82 / 17% Professional & Outside Services: $37 / 8% Other: $46 / 9% Non-Interest Expenses (Ex. merger-related and acquisition integration costs) 2012 2013 2014 2015 2016 2017 61.2% 62.3% 62.1% 61.5% 60.5% 57.7% Regulatory Assessments: $20 / 4% Operating Lease Expense: $18 / 4% Amortization of Other Acquisition-Related Intangible Assets: $10/ 2% 2018 YTD Merger-related and acquisition integration costs: 2018 YTD: $3 million; 2017 YTD: $26 million; 2017: $31 million; 2016: $5 million; 2013: $1 million; 2012: $5 million. Year-to-Date 2017 2018 58.9% 58.9%

Continuing to Enhance Profitability CAGR: 8% Our consistent, customer-centric approach to banking combined with a full range of products and services differentiates People’s United and further enhances profitability $1.04 Income Per Common Share Operating Earnings Per Common Share1 1Merger-related expenses notably impacted these periods: Full Year 2017: $31 million pre-tax ($22 million after-tax); 2017 YTD: $26 million pre-tax ($18 million after-tax); 2018 YTD: $3 million pre-tax ($2 million after-tax) $0.46 $0.62

c One of the Company’s most important objectives is protecting the dividend as the franchise grows in size Consistent Return of Capital Our prudent management of capital has enabled us to grow the business organically and invest strategically in the franchise, while also providing a consistent cash return of capital to shareholders 25 Consecutive Years of Increases Common Stock Dividend Per Share

Second Step Conversion April 2007 ($ in millions) The common dividend per share was not adjusted despite the share count increase from the 2007 second step conversion and led to an outsized common dividend payout ratio Reducing Common Dividend Payout Ratio Through Earnings Growth 23% 38% 48% 87% 141% 201% 264% 115% 89% 88% 78% 77% 74% 71% Common Dividend Payout Ratio Note: The Company repurchased 86 million common shares from 2010-2013 Six months ended June 30, 2018 Common Dividend Payout Ratio: 56%

c Moving Forward Prudential Center Branch – Boston, Massachusetts Park Avenue Branch – Manhattan, New York Further expansion in New York Metro and Greater Boston areas, while continuing to strengthen multi-product relationships across heritage markets and grow national businesses Build upon recent acquisitions of Suffolk, LEAF, Vend and Gerstein Fisher Expand commercial verticals e.g. Healthcare, SBA Lending Leverage recently implemented customer relationship management system Improve sales force effectiveness and accelerate referral activity Broaden customer relationships Enhance technology and marketing capabilities Utilize technology to improve efficiencies and customer experience Invest in digital marketing with new tools and usage of data Improve customer acquisition and retention Introduce new products and product enhancements to better serve customers and further diversify revenue mix Build-out syndications platform to compete on larger transactions Continue to improve international services Continue to enhance large-corporate and government banking businesses Leverage recent selections to manage core banking services for Massachusetts and Vermont Further strengthen deposit gathering capabilities across the franchise We are committed to provide superior service to clients and remain confident in our ability to deliver value to shareholders

c Shareholder Focused Corporate Governance Structure Diverse Board of Directors with broad experience, expertise and qualifications Ten of the Company’s twelve directors are independent Independent members of Board meet regularly in executive session Each member of Compensation, Nominating and Governance Committee is independent All directors elected annually Election of directors by majority vote, not plurality vote Board conducts annual self evaluation Compensation program for senior executive officers aligned with pay for performance principles Stock ownership guidelines (CEO 5X base salary, other senior executive officers 3X base salary) Incentive compensation clawback policy adopted Prohibition on hedging and pledging

c Helping communities where we live and work to grow and thrive is good for business Community Partnership Matters Community Development Youth Development Affordable Housing Areas of Focus $3.5 Million $4.5 Million Over 800 Workshops $98.4 Million Over 32,000 Hours In grants awarded by People’s United Community Foundations to over 500 nonprofit organizations In charitable contributions, sponsorships and volunteer impact from People’s United Bank Promoting financial literacy; reaching nearly 22,500 individuals In equity investments in affordable housing & SBA loans Contributed by employee volunteerism Full Year 2017 Total Giving: $106.4 Million Volunteer Hours and Workshops

Second Quarter 2018 Results

Net Interest Income1 ($ in millions) $295.8 $301.2 1 Net interest income on a fully taxable equivalent basis for 1Q 2018 and 2Q 2018 was $302.1 million and $307.8 million, respectively. +$5.4 or 2% Linked-Quarter Change $12.6 ($5.4) ($4.8) $1.9 $1.1

Net Interest Margin 3.05% 3.10% +5 bps Linked-Quarter Change 13 bps (6 bps) (5 bps) 2 bps 1 bp

Loans $32,116 ($ in millions, average balances) $32,096 Linked-Quarter Change Linked-quarter change: +$20 million or <1% $139 $53 $17 ($131) ($58)

Deposits ($ in millions, average balances) $32,536 $32,824 Linked-Quarter Change Linked-quarter change: ($288 million) or (1%) $76 $58 ($268) ($154)

Non-Interest Income ($ in millions) $90.4 $94.9 ($1.5) $2.5 +$4.5 or 5% Linked-Quarter Change $0.5 $0.4 ($1.0) $3.6

Non-Interest Expense ($ in millions) $248.6 $243.5 Ex. Merger-Related Expenses: +$2.2 or 1% Linked-Quarter Change $2.9 $4.1 ($5.7) $1.6 $2.2

Efficiency Ratio Quarterly Trend Note: The efficiency ratio, beginning with the 1st quarter of 2018 reflects the unfavorable impact of lower FTE adjustments on net interest income due to tax reform.

Asset Quality 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.03%, 0.04%, 0.06%, 0.05% & 0.06% in 2Q 2018, 1Q 2018, 4Q 2017, 3Q 2017 & 2Q 2017, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans2

Returns Return on Average Assets Return on Average Tangible Common Equity 0.77% 10.9% Returns calculated on an operating basis 2nd quarter 2017 returns were significantly impacted by merger-related expenses of $24.8 million ($16.8 million after-tax).

Capital Ratios Jun. 30, 2017 Sep. 30, 2017 Dec. 31, 2017 Mar. 31, 2018 Jun. 30, 2018 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.5% 7.1% 7.2% 7.3% 7.3% Tier 1 Leverage 8.6% 8.3% 8.3% 8.5% 8.6% Common Equity Tier 1 10.1% 9.5% 9.7% 10.1% 10.0% Tier 1 Risk-Based 10.9% 10.2% 10.4% 10.8% 10.8% Total Risk-Based 12.6% 12.0% 12.2% 12.6% 12.5% People’s United Bank, N.A. Tier 1 Leverage 9.0% 8.6% 8.5% 8.6% 9.1% Common Equity Tier 1 11.3% 10.6% 10.7% 11.0% 11.4% Tier 1 Risk-Based 11.3% 10.6% 10.7% 11.0% 11.4% Total Risk-Based 13.3% 12.6% 12.6% 12.9% 13.4% Note: Capital ratios beginning March 31, 2018 reflect the reclassification of approximately $38 million from AOCI to retained earnings representing the stranded tax effects arising as a result of the enactment of the Tax Cuts and Jobs Act. The reclassification favorably impacted capital ratios by approximately 11 basis points.

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Jun. 30, 2018 Mar. 31, 2018 Net Interest Income (NII) Sensitivity

Announced in January Update (Includes Vend Lease, Excludes First Connecticut Bancorp) Loans (average & period-end) Growth range: 4% - 6% Growth range: 3% - 5% Deposits (average & period-end) Growth range: 3% - 5% Growth range: 2% - 4% Net Interest Income Growth range: 10% - 12% No change Net Interest Margin 3.05% - 3.15% Assumes two 25bp rate increases in fed funds Includes unfavorable impact of tax reform on the municipal bond & IRB portfolios of approximately 5bps No change Non-Interest Income (Operating) Growth range: 3% - 5% No change Total Expenses (Ex. merger-related expenses) $975 million - $995 million $975 million - $985 million Credit Maintain excellent credit quality Provision in the range of $35 million - $45 million Maintain excellent credit quality Provision in the range of $25 million - $35 million Effective Tax Rate 21% - 23% No change Capital Maintain strong capital levels Common equity tier 1 capital ratio in the range of 9.5% - 10.0% No change Full Year 2018 Goals

Appendix

Loans $21,737 $24,390 $26,592 $29,745 $32,575 $28,411 ($ in millions, end of period balances) State Breakdown $32,512

Deposits $21,751 $22,557 $26,138 $29,861 $33,056 $28,417 ($ in millions, end of period balances) State Breakdown $32,468

Asset Quality Originated Portfolio Coverage Detail as of June 30, 2018 Note – ALLLs: Commercial: $202 million, Retail: $31 million, Total: $233 million. ALLLs / Loans NPLs / Loans ALLLs / NPLs

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP In addition to evaluating People’s United Financial Inc. ("People's United") results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per common share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per common share are used to analyze the relative strength of People’s United’s capital position. The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to: (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv) severance-related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Effective in 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per common share is derived by determining the per common share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) earnings per common share, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets. Operating return on average tangible common equity is calculated by dividing operating earnings (annualized) by average tangible common equity. The operating common dividend payout ratio is calculated by dividing common dividends paid by operating earnings for the respective period. The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per common share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares). In light of diversity in presentation among financial institutions, the methodologies used by People’s United for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com